UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: April 17, 2020
TECOGEN INC. (NASDAQ: TGEN)
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 466-6400
(Registrant's telephone number, including area code)
_______________________________________________

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $.001 par value per share	TGEN	NASDAQ
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On April 17, 2020, Tecogen Inc. (the “Company”) obtained an unsecured loan through Webster Bank, N.A. in the amount of $1,874,200 in connection with the Paycheck Protection Program pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). The loan is guaranteed by the United States Small Business Administration. Interest on the loan balance is at the rate of 1% per year, and repayment of the loan balance is deferred until November 17, 2020, at which time the balance is payable in 18 monthly installments of $104,948.47 with the final payment due April 17, 2022 if not forgiven in accordance with the Cares Act and the terms of the Promissory Note executed by the Company in connection with the loan. The Company intends to use the loan proceeds for payroll, rent, and utilities during the next two months, and to then apply for forgiveness of the loan balance as permitted under the CARES Act and the Promissory Note. No waiver is required under the Company's existing line of credit through Webster Bank in connection with the Paycheck Protection Program loan.

Cautionary Note Regarding Forward-Looking Statements
This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 and other federal securities laws, that involve a number of risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “intends, “plans,” “should,” “seeks,” “pro forma,” “anticipates,” “estimates,” “continues,” or other variations thereof (including their use in the negative), or by discussions of strategies, plans or intentions. Such forward-looking statements are based on management’s expectations as of the date they were first made and, except as required by law, the Company assumes no obligation to update these statements to reflect future events or circumstances. Forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Important factors that could cause actual results to differ materially from the Company’s expectations include the risk factor entitled “Our financial condition and results of operations may be materially adversely affected by the recent 2019 novel Coronavirus (COVID-19) outbreak,” set forth above. Additional information regarding the risk factors that could cause actual results to differ materially is included in the Company’s 2019 Form 10-K and subsequent periodic reports on Form 10-Q, as supplemented, filed with the Securities and Exchange Commission (“SEC”) and available at the Company’s investor relations website at www.tecogen.com and the SEC’s web site at www.sec.gov. Information on our website does not constitute a part of, nor is it incorporated in any way, into this report and should not be relied upon in connection with making an investment decision related to the company’s securities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Benjamin Locke
April 17, 2020	Benjamin Locke, Chief Executive Officer